[Front Cover]
                                                                  [Pioneer logo]

Pioneer
Cash Reserves
Fund

ANNUAL REPORT 12/31/97

 Table of Contents
----------------------------------------------------

Letter from the Chairman                           1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    4

Schedule of Investments                            6

Financial Statements                               8

Notes to Financial Statements                     14

Report of Independent Public Accountants          18

Trustees, Officers and Service Providers          19

Programs and Services for Pioneer Shareowners     20

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 12/31/97
--------------------------------------------------------------------------------

 Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to present this report for Pioneer Cash Reserves Fund, covering its fiscal year ended December 31, 1997. On behalf of the Fund's investment team, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

Since October, investors have shown increasing demand for U.S. bonds, as the world's stock markets have been exceptionally volatile. Asian markets plunged in the face of severe instability in currencies and economic growth. Here in the United States, the Dow Jones Industrial Average experienced - in the space of two days - both its biggest one-day point drop and its biggest one-day point gain. Although it recovered, its pace has since been unsteady. European markets bounced around, shaken by the drop in Asia and then heartened by the speedy U.S. rebound. Even Latin American markets were affected, mostly in a chain reaction from nervous investors.

After consecutive quarters of robust growth in stocks, this fast-paced change forced individuals and institutions to rethink their investment strategy. Money has poured into the bond market, driving prices up and yields down - to record levels in the case of the 30-year U.S. Treasury bond. We have always believed it is important to allocate assets among a variety of investments, and recent market conditions demonstrate this importance. Pioneer Cash Reserves Fund provides liquidity and can function as a stable parking place for your money - especially during volatile periods.

I encourage you to read on to learn more about your Fund. Please contact your investment professional, or Pioneer at 1-800-225-6292, if you have questions about Pioneer Cash Reserves Fund.

    Respectfully,

/s/ John F. Cogan, Jr.
    John F. Cogan, Jr.,
    Chairman and President

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Pioneer Cash Reserves Fund
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PORTFOLIO SUMMARY 12/31/97
--------------------------------------------------------------------------------


P o r t f o l i o    D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)

[pie chart]

Commercial Paper                        84%
U.S. Government Agency Obligations      16%




1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)

   1. Prudential Funding Corp., 6.2%, 1/2/98     4.71%
   2. Motorola Inc., 5.51%, 1/6/98               3.82
   3. Penney (J.C.) Co., 5.66%, 1/29/98          3.80
   4. Federal Farm Credit Bank, 5.65%, 2/2/98    3.73
   5. Federal Farm Credit Bank, 5.55%, 3/2/98    3.73
   6. Federal Farm Credit Bank, 5.62%, 4/1/98    3.73
   7. Xerox Corp., 5.73%, 1/9/98                 3.68
   8. Hershey Foods Corp., 5.61%, 1/30/98        3.52
   9. CoreStates Capital Corp., 5.65%, 2/6/98    3.51
  10. BancOne Corp., 5.75%, 1/28/98              3.47

 Fund holdings will vary for other periods.

 Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 12/31/97
--------------------------------------------------------------------------------


S h a r e   P r i c e s
--------------------------------------------------------------------------------
 Net Asset Value per Share       12/31/97       12/31/96
 Class A Shares                   $1.00          $1.00
 Class B Shares                    1.00           1.00
 Class C Shares                    1.00           1.00


D i s t r i b u t i o n s
--------------------------------------------------------------------------------
 Per Share                 Income          Short-Term        Long-Term
 (12/31/96 - 12/31/97)     Dividends       Capital Gains     Capital Gains
 Class A Shares            $ 0.047              --                --
 Class B Shares              0.038              --                --
 Class C Shares              0.039              --                --


Y i e l d s
--------------------------------------------------------------------------------
                    7-Day Simple       7-Day Effective*
 Class A Shares        4.93%                 5.05%
 Class B Shares        4.14                  4.22
 Class C Shares        4.14                  4.22

*Assumes daily compounding of dividends.


Past performance does not guarantee future results. Investment returns will fluctuate, and there can be no guarantee the Fund will be able to maintain a stable net asset value of $1 per share. An investment in the Fund is not insured or guaranteed by the U.S. government.

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/97
--------------------------------------------------------------------------------


 Dear Shareowner,
--------------------------------------------------------------------------------

It is with great pleasure that I present this annual report for Pioneer Cash Reserves Fund's fiscal year ended December 31, 1997. During the 12-month period, once again your Fund met its investment objective of providing current income and a stable $1 share price. The Fund invests exclusively in high-quality money market instruments issued by the U.S. government, corporations and banks. All issues in the portfolio are given the highest rating by the two leading nationally recognized securities rating organizations, Standard & Poor's Investor Services (A1) and Moody's Investor Services (P1).

Strong Economic Growth, Low Inflation Continued

Early in the year, the U.S. economy grew at a torrid, and sometimes seemingly unsustainable, rate. Unemployment dropped to a series of historic lows. With fewer people available, companies are forced to attract workers with wage increases. The result is higher costs for the company, which are passed on to the consumer as higher prices for goods and services - starting the cycle of inflation.

After observing months of falling unemployment, along with increased factory output and strengthening consumer confidence, the Federal Reserve moved to slow growth and stem inflation. The Fed raised short-term interest rates by 0.25 percentage points on March 25, boosting the federal funds rate to 5.50%. The hike, an effort to slow lending by increasing the rate banks charge one another for overnight loans, was much expected. We adjusted the portfolio accordingly.

On December 31, 1996, the portfolio's average maturity was 27 days. In anticipation of interest rates peaking, we pushed the portfolio's average maturity out to 33 days by March 31. At fiscal year-end, average maturity was shorter, 26 days, keeping liquidity in the portfolio as interest rates headed lower. In comparison to the average money market fund's maturity, this is a relatively conservative strategy but it gives your Fund extra liquidity and mobility.


4
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Pioneer Cash Reserves Fund
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--------------------------------------------------------------------------------

Growing Demand for High-Quality Securities

Toward the second half of the fiscal year, all but the shortest interest rates declined sharply as bond prices rose. Bond investors reacted favorably to the slower pace of economic growth that settled in, and the threat of further Fed action passed. Indeed, the Fed's move in March was the only change to rates it initiated in 1997. Unprecedented volatility in the world's stock markets also added to the Fed's decision to hold interest rates steady.

So far, in fact, trouble overseas has had a positive effect on the U.S. fixed-income market. Not only did it help stall any further Fed action, it also has created a "flight to quality" as investors seek the historic stability of U.S. government securities. With increased demand for these securities, yields pushed lower and bond prices higher. By year-end, 16% of the Fund's holdings were in U.S. government agency obligations, up from 9% at mid-year.

Heading Forward

Currently, Fed policy on short-term interest rates is holding steady, as we expect it will until overseas wrinkles are ironed out. We expect to continue to see heightened demand for high-quality issues, especially those backed by the U.S. government. As we move into 1998, we believe investors are likely to reduce the volatility of their investments by shifting into historically lower-risk choices like Pioneer Cash Reserves Fund.

Once again, our primary focus will be investments in only the highest quality issues of the U.S. government and corporations. Because we understand that investors are looking for a "safe harbor" in fast-moving markets, our investment team will continue to manage Pioneer Cash Reserves Fund so that it offers the liquidity and safety that shareowners have come to expect.

    Respectfully,

/s/ Sherman B. Russ
    Sherman B. Russ,
    Portfolio Manager

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/97
--------------------------------------------------------------------------------

Principal
Amount                                                                 Value
                INVESTMENT IN SECURITIES - 100.0%
                Commercial Paper - 83.7%
$5,274,000      American Express Credit Corp., 6.25%, 1/2/98       $  5,274,000
 7,215,000      American General Finance Corp., 5.86%, 1/27/98        7,185,639
 5,325,000      Associates Corp., 5.68%, 3/10/98                      5,268,709
 4,290,000      AVCO Financial Services Inc., 5.68%, 1/29/98          4,271,725
 8,880,000      BancOne Corp., 5.75%, 1/28/98                         8,843,123
 7,805,000      Bankers Trust Co., 5.52%, 1/12/98                     7,793,032
 8,850,000      Bell Atlantic Corp., 5.75%, 1/15/98                   8,831,624
 6,654,000      Beneficial Corp., 5.68%, 1/26/98                      6,628,803
 7,280,000      The Coca-Cola Co., 5.63%, 2/23/98                     7,220,797
 5,618,000      Commercial Credit Corp., 5.65%, 1/20/98               5,602,129
 8,990,000      CoreStates Capital Corp., 5.65%, 2/6/98               8,940,617
 8,217,000      Deere (John) Capital Corp., 5.65%, 1/23/98            8,189,918
 6,365,000      E.I duPont, 5.68%, 1/16/98                            6,350,940
 6,023,000      Ford Motor Credit Co., 6.15%, 1/5/98                  6,019,913
 6,830,000      Gannett Co., 5.65%, 1/22/98                           6,808,561
 5,939,000      General Electric Capital Corp., 5.72%, 1/21/98        5,921,071
 9,000,000      Hershey Foods Corp., 5.61%, 1/30/98                   8,960,730
 5,822,000      Household Finance Corp., 5.82%, 1/13/98               5,811,647
 6,600,000      Kimberly-Clark Corp., 5.73%, 1/28/98                  6,572,687
 5,100,000      Morgan (J.P.) & Co. Inc., 5.69%, 3/17/98              5,040,350
 9,745,000      Motorola Inc., 5.51%, 1/6/98                          9,739,034
 8,100,000      National Rural Utilities Corp., 5.55%, 1/15/98        8,083,766
 9,720,000      Penney (J.C.) Co., 5.66%, 1/29/98                     9,678,739
12,000,000      Prudential Funding Corp., 6.2%, 1/2/98               12,000,000
 6,265,000      SBC Communications Inc., 5.75%, 1/7/98                6,259,997
 8,295,000      Schering Corp., 5.55% 2/4/98                          8,252,799
 6,534,000      Texaco Inc., 5.95%, 1/9/98                            6,526,441
 7,974,000      Walt Disney Co., 5.7%, 1/14/98                        7,958,849
 9,400,000      Xerox Corp., 5.73%, 1/9/98                            9,389,528
                                                                   ------------
                Total Commercial Paper                             $213,425,168
                                                                   ------------

6     The accompanying notes are an integral part of these financial statements.
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Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount                                                                    Value
                U.S. Government Agency Obligations - 16.3%
$8,000,000      Federal Farm Credit Bank, 5.50%, 1/2/98         $  8,000,000
 9,500,000      Federal Farm Credit Bank, 5.65%, 2/2/98            9,500,000
 9,500,000      Federal Farm Credit Bank, 5.55%, 3/2/98            9,500,000
 9,500,000      Federal Farm Credit Bank, 5.62%, 4/1/98            9,500,000
 5,000,000      Student Loan Finance Corp., 5.78%, 5/21/98*        5,000,000
                                                                ------------
                Total U.S. Government Agency Obligations        $ 41,500,000
                                                                ------------
                TOTAL INVESTMENT IN SECURITIES(a)               $254,925,168
                                                                ============

* Security with weekly "put" feature, with resetting interest rate. Coupon rate disclosed is as of December 31, 1997.

(a) At December 31, 1997, the Fund had a net capital loss carryforward of $276,063 which will expire between 2002 and 2003 if not utilized.


The accompanying notes are an integral part of these financial statements.    7

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
BALANCE SHEET 12/31/97
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $254,925,168)             $254,925,168
  Receivables -
   Fund shares sold                                           6,474,360
   Interest                                                     279,190
  Other                                                           5,189
                                                           ------------
    Total assets                                           $261,683,907
                                                           ------------
LIABILITIES:
  Payables -
   Investment securities purchased                         $  9,500,000
   Fund shares repurchased                                    2,767,029
   Dividends                                                     53,459
  Due to affiliates                                             280,047
  Accrued expenses                                               27,997
                                                           ------------
    Total liabilities                                      $ 12,628,532
                                                           ------------
NET ASSETS:
   Fund shares                                             $249,331,438
   Accumulated net realized loss on investments                (276,063)
                                                           ------------
    Total net assets                                       $249,055,375
                                                           ------------
NET ASSET VALUE PER SHARE:
 (Offering and redemption price; unlimited number of shares authorized)
   Class A (based on $209,041,241/209,317,304 shares)     $        1.00
                                                          =============
   Class B (based on $32,477,169/32,477,169 shares)       $        1.00
                                                          =============
   Class C (based on $7,536,965/7,536,965 shares)         $        1.00
                                                          =============


8        The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/97

INVESTMENT INCOME:
  Interest                                                       $12,486,378
                                                                 -----------
EXPENSES:
  Management fees                                 $896,791
  Transfer agent fees
   Class A                                         613,181
   Class B                                          45,536
   Class C                                           8,627
  Distribution fees
   Class A                                         260,213
   Class B                                         192,268
   Class C                                          30,168
  Accounting                                        57,526
  Custodian fees                                    39,665
  Registration fees                                121,500
  Professional fees                                 45,542
  Printing                                          16,651
  Fees and expenses of nonaffiliated trustees       18,920
  Miscellaneous                                     34,755
                                                  --------
    Total expenses                                               $ 2,381,343
    Less management fees waived by
      Pioneering Management Corporation                              (97,401)
    Less fees paid indirectly                                       (153,633)
                                                                 -----------
    Net expenses                                                 $ 2,130,309
                                                                 -----------
     Net investment income                                       $10,356,069
                                                                 -----------
  Net increase in net assets resulting from operations           $10,356,069
                                                                 ===========

The accompanying notes are an integral part of these financial statements.    9

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 12/31/97 and 12/31/96

                                                            Year Ended         Year Ended
FROM OPERATIONS:                                              12/31/97           12/31/96
Net investment income                                      $ 10,356,069       $  8,705,691
                                                           ------------       -------------
  Net increase in net assets resulting from operations     $ 10,356,069       $  8,705,691
                                                           ------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class A ($0.05 and $0.05 per share, respectively)        $ (9,482,518)      $ (8,310,286)
  Class B ($0.04 and $0.04 per share, respectively)            (751,165)          (380,029)
  Class C ($0.04 and $0.03 per share, respectively)            (122,386)           (15,376)
                                                           ------------       -------------
   Total distributions to shareholders                     $(10,356,069)      $ (8,705,691)
                                                           ------------       -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $683,897,126       $572,906,395
Reinvestment of distributions                                 9,426,036          7,889,833
Cost of shares repurchased                                 (644,867,096)      (551,591,434)
                                                           ------------       -------------
  Net increase in net assets resulting from
    fund share transactions                                $ 48,456,066       $ 29,204,794
                                                           ------------       -------------
  Net increase in net assets                               $ 48,456,066       $ 29,204,794
NET ASSETS:
Beginning of year                                           200,599,309        171,394,515
                                                           ------------       -------------
End of year                                                $249,055,375       $200,599,309
                                                           ============       =============


CLASS A                                                      '97 Amount          '96 Amount
Shares sold                                                $563,485,292        $519,457,178
Reinvestment of distributions                                 8,642,216           7,539,821
Less shares repurchased                                    (552,432,199)       (501,471,395)
                                                           ------------        ------------
  Net increase                                             $ 19,695,309        $ 25,525,604
                                                           ------------        ------------
CLASS B
Shares sold                                                $ 68,418,680        $ 49,475,014
Reinvestment of distributions                                   673,272             335,905
Less shares repurchased                                     (46,956,344)        (47,043,545)
                                                           ------------        ------------
  Net increase                                             $ 22,135,608        $  2,767,374
                                                           ------------        ------------
CLASS C*
Shares sold                                                $ 51,993,154        $  3,974,203
Reinvestment of distributions                                   110,548              14,107
Less shares repurchased                                     (45,478,553)         (3,076,494)
                                                           ------------        ------------
  Net increase                                             $  6,625,149        $    911,816
                                                           ============        ============

*    Class C shares were first publicly offered on January 31, 1996.


10    The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
--------------------------------------------------------------------------------

                                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                           12/31/97       12/31/96       12/31/95       12/31/94       12/31/93
CLASS A
Net asset value, beginning of year                         $  1.00        $  1.00        $  1.00        $  1.00       $  1.00
                                                           -------        -------        -------        -------       --------
Income from investment operations:
 Net investment income                                     $  0.05        $  0.05        $  0.05        $  0.03       $  0.02
Distributions to shareholders:
 Net investment income                                       (0.05)         (0.05)         (0.05)         (0.03)        (0.02)
                                                           -------        -------        -------        --------      --------
Net asset value, end of year                               $  1.00        $  1.00        $  1.00        $  1.00       $  1.00
                                                           -------        -------        -------        --------      --------
Total return*                                                 4.78%          4.65%          5.17%           3.57%         2.47%
Ratio of net expenses to average net assets                   0.94%+         0.91%+         0.88%+          0.50%         0.75%
Ratio of net investment income to average net assets          4.62%+         4.50%+         5.00%+          2.59%         2.44%
Net assets, end of year (in thousands)                     $209,041       $189,346       $163,820       $173,195      $ 64,841
Ratios assuming no waiver of management fees
 and assumption of expenses by PMC and no
 reduction for fees paid indirectly:
 Net expenses                                                 0.98%          1.05%          1.15%           0.65%         1.10%
 Net investment income                                        4.58%          4.36%          4.73%           2.44%         2.09%
Ratios assuming waiver of management fees
 by PMC and reduction for fees paid indirectly:
 Net expenses                                                 0.87%          0.85%          0.82%             --            --
 Net investment income                                        4.69%          4.56%          5.06%             --            --

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.

+    Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   11

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
--------------------------------------------------------------------------------

                                                   Year Ended    Year Ended       3/31/95 to
                                                    12/31/97      12/31/96         12/31/95
CLASS B
Net asset value, beginning of period                $  1.00       $  1.00         $ 1.00
                                                    -------       -------         ------
Income from investment operations:
 Net investment income                              $  0.04       $  0.04         $ 0.03
Distributions to shareholders from:
 Net investment income                                (0.04)        (0.04)           (0.03)
                                                    -------       -------         --------
Net asset value, end of period                      $  1.00       $  1.00         $ 1.00
                                                    -------       -------         --------
Total return*                                          3.89%         3.82%           3.28%
Ratio of net expenses to average net assets            1.75%+        1.75%+          1.66%**+
Ratio of net investment income to average net
  assets                                               3.85%+        3.66%+          4.20%**+
Net assets, end of period (in thousands)            $32,477       $10,342         $ 7,574
Ratios assuming no waiver of management
  fees by PMC and no reduction for fees paid
  indirectly:
 Net expenses                                          1.78%         1.88%           1.86%**
 Net investment income                                 3.82%         3.53%           4.00%**
Ratios assuming waiver of management fees by
  PMC and reduction for fees paid indirectly:
 Net expenses                                          1.70%         1.67%           1.61%**
 Net investment income                                 3.90%         3.74%           4.25%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.


12    The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
--------------------------------------------------------------------------------

                                                          Year Ended      1/31/96 to
                                                           12/31/97        12/31/96
CLASS C
Net asset value, beginning of period                       $  1.00        $ 1.00
                                                           -------        ------
Income from investment operations:
 Net investment income                                     $  0.04        $ 0.03
Distributions to shareholders from:
 Net investment income                                       (0.04)          (0.03)
                                                           -------        --------
Net asset value, end of period                             $  1.00        $ 1.00
                                                           -------        --------
Total return*                                                 3.96%          3.35%
Ratio of net expenses to average net assets                   1.79%+         1.84%**+
Ratio of net investment income to average net assets          3.84%+         3.61%**+
Net assets, end of period (in thousands)                   $ 7,537        $   912
Ratios assuming no waiver of management fees by PMC
  and no reduction for fees paid indirectly:
 Net expenses                                                 1.81%          1.95%**
 Net investment income                                        3.82%          3.50%**
Ratios assuming waiver of management fees by PMC
  and reduction for fees paid indirectly:
 Net expenses                                                 1.62%          1.77%**
 Net investment income                                        4.01%          3.68%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   13

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/97
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Cash Reserves Fund (the Fund) is a series of Pioneer Money Market Trust, a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income, preservation of capital and liquidity.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

  Security transactions are recorded on trade date. Securities are valued at amortized cost, which approximates market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income is recorded on the accrual basis.

B. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. Fund Shares

  The Fund records sales and repurchases of its shares on trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D. Class Allocations

  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E. Repurchase Agreements

  With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/97                               (continued)
--------------------------------------------------------------------------------

2. Management Agreement

PMC manages the Fund's portfolio and is a wholly owned subsidiary of Pioneer Group, Inc. (PGI). Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.

Until June 30, 1997, PMC agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 0.85% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares were reduced only to the extent that such expenses were reduced for Class A shares.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1997, $94,666 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $77,658 in transfer agent fees payable to PSC at December 31, 1997.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD) a service fee of up to 0.15% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $107,723 in distribution fees payable to PFD at December 31, 1997.

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 1997, CDSCs in the amount of $115,275 were paid to PFD.


5. Expense Offsets
The Fund has entered into certain expense offset arrangements resulting in reduction in the Fund's total expenses. For the year ended December 31, 1997, the Fund's expenses were reduced by $153,633 under such arrangements.

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Cash Reserves Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Cash Reserves Fund as of December 31, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Cash Reserves Fund as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 2, 1998

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                  President
John W. Kendrick                      Sherman B. Russ, Vice President
Marguerite A. Piret                   William H. Keough, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop


Investment Adviser
Pioneering Management Corporation


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

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[Back cover]

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com



This report must be preceded or accompanied by a current
Fund prospectus.

[Pioneer logo] Pioneer Funds Distributor, Inc.
               60 State Street
               Boston, Massachusetts 02109
               www.pioneerfunds.com

                  0298 - 4812
             (C) Printed on Recycled Paper
[recycle symbol] Pioneer Funds Distributor, Inc.